UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	December 5, 2008
(Date of earliest event reported)	December 3, 2008

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 3, 2008, ONEOK Partners, L.P. announced it will present at the 7th Annual Wachovia Capital Markets, LLC Pipeline & MLP Symposium in New York City on Wednesday, December 10, 2008.  The presentation will begin at approximately 8:25 a.m. Eastern Standard Time (7:25 a.m. Central Standard Time).

The presentation will be conducted by John W. Gibson, chief executive officer of ONEOK, Inc. and chairman and chief executive officer of ONEOK Partners GP, L.L.C., the general partner of ONEOK Partners, L.P.

The conference will be webcast at ONEOK Partners, L.P.’s Web site, www.oneokpartners.com.  A replay of the webcast will be archived for 90 days after the conference.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK Partners, L. P. dated December 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	December 5, 2008	By:	/s/ Curtis L. Dinan
Senior Vice President - Chief Financial Officer and Treasurer